                          GENERAL COLLATERAL ASSIGNMENT
                          -----------------------------
                             AND SECURITY AGREEMENT
                             ----------------------

                  THIS GENERAL COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") made this _____ day of ___________, 2003, to be delivered on ______________, 2003, by and between NEWPORT PLAZA ASSOCIATES, L.P., a Delaware limited partnership, d/b/a Newport Plaza Shopping Center ("Debtor"), with an office in care of Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050, and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered savings bank ("Lender"), with an office at 2001 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103-7053.

                                   Background
                                   ----------

                  Debtor and Lender have entered into a certain Loan Agreement dated this date (as the same may be amended, modified or supplemented, from time to time, the "Loan Agreement") pursuant to which Lender has agreed to extend a credit facility to Debtor in the principal amount of up to Five Million Five Hundred Thirty Five Thousand Dollars ($5,535,000) (the "Loan"), which Loan is evidenced by a certain Promissory Note dated this date (the "Note") executed by Debtor and made payable to the order of Lender in the stated principal amount of the Loan. The Note is secured, inter alia, by an Open-end Mortgage and Security Agreement dated this date (the "Mortgage") given by Debtor to Lender covering certain land and the buildings and improvements thereon known as Newport Plaza located at U.S. Route 322 and Route 34 in Howe Township, Perry County, Pennsylvania (collectively, the "Project").

                  Lender is willing to make the Loan to Debtor pursuant to the Loan Agreement on certain conditions. One such condition is that payment shall be secured by, in addition to the Mortgage and other things, a security interest in favor of Lender in the Collateral. In order to induce Lender to make the Loan to Debtor, and to secure the obligations of Debtor to Lender under the Loan Agreement and otherwise, Debtor is willing to grant to Lender a security interest in such Collateral.

                                    Agreement
                                    ---------

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure repayment of the Loan with interest and all other sums due or to become due under the Loan Documents, Debtor and Lender, intending to be legally bound, hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural), unless the context hereof otherwise clearly requires:

                  "Account" shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, all fees, charges, accounts and other payments for the lease, use or occupancy of the retail center comprising a portion of the Project, and any other right to payment for goods or other property sold or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance including all rights to payment of rents under a lease and payment under a charter or other contract and all rights incident to such lease, charter or contract.

                  "Chattel Paper" shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

                  "Collateral" shall have the meaning ascribed to such term in
Section 2 below.

                  "Document of Title" shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

                  "Equipment" shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, tangible personal property held by Debtor for use primarily in business and shall include equipment, machinery, furniture, vehicles, fixtures, furnishings, dyes, tools, and all accessories and parts now or hereafter affixed thereto as well as all replacements, substitutes, accessories, additions and improvements to any of the foregoing.

                  "Event of Default" under this Agreement shall include the following:

                     (i) any occurrence of an Event of Default as defined in the Loan Agreement, or in any other Loan Document beyond any applicable cure periods;

                     (ii) any representation or warranty made by Debtor in this Agreement shall be false or misleading in any material adverse respect when made; or

                     (iii) Debtor shall have failed to observe and perform any of the terms, covenants, promises and agreements on its part to be observed and performed under this Agreement and such Default shall not have been cured within thirty (30) days after written notice of such default shall have been given to Debtor; provided that, if such Default is curable but not reasonably capable of cure within such thirty (30) day period, Debtor shall have such further period, not to exceed a period of sixty (60) days in the aggregate, as may be required to cure such Default, on the condition that Debtor commences such cure within the original thirty (30) day period and thereafter diligently prosecutes such cure to completion;

                  "General Intangibles" shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, all personal property of every kind and description, contract rights (including any rights under any construction or operating contracts entered into in connection with the Project), choses in action, investment property and all rights therein and thereto, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, copyrights, trade names, plans (including any plans to be used in connection with the Project), licenses, permits (including any permits issued in connection with the Project) and other rights in personal property.

                  "Instruments" shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

                  "Inventory" shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, tangible personal property held by Debtor (or in which Debtor has an interest in mass or a joint or other interest) for sale or lease or to be furnished under contracts of service, tangible personal property which Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in Debtor's business, and shall include tangible personal property returned to Debtor by the purchaser following a sale thereof by Debtor and tangible personal property represented by documents of title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

                  "Obligations" shall be used herein as defined in the Loan Agreement.

                  "Proceeds" shall be used herein as defined in the Uniform Commercial Code but, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance (whether or not Lender is named as the loss payee thereof), indemnity, warranty or guaranty payable to Debtor or Lender from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), (iii) any and all amounts received when Collateral is sold, exchanged, collected or disposed of, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the Commonwealth of Pennsylvania or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania, has jurisdiction with respect to all, or any portion of, the Collateral or this Security Agreement, from time to time.

Capitalized terms used in this Agreement without definition shall have the same meanings ascribed to those terms in the Loan Agreement.

                  2. Grant of Security Interest. As security for the payment and performance of the Obligations, Debtor hereby pledges, assigns, hypothecates, delivers and assigns to Lender, and creates in favor of Lender a security interest in and to, all right, title and interest of Debtor in and to all personal property and fixtures of Debtor including, without limitation all right, title and interest of Debtor in and to the following property, in each case whether now existing or hereafter acquired, created or arising (collectively, the "Collateral"):

                     (a) All Equipment in all of its forms, wherever located;

                     (b) All Inventory in all of its forms, wherever located;

                     (c) All Accounts, in all of their forms, wherever located;

                     (d) All General Intangibles in all their forms, wherever located, including (i) all permits, licenses, franchises and other governmental authorizations, to the extent lawfully assignable, including but not limited to, allocations of sewer or other utility capacity now or hereafter issued in connection with the design, construction, renovation, development, occupation and/or operation of the Project (collectively, the "Permits") and (ii) any and all contracts and agreements, whether now in existence or hereafter entered into, (A) with contractors, architects, engineers and other design professionals (including all rights of Debtor to all plans and specifications prepared with respect to the Project), developers, management companies, leasing agents, and other suppliers of services or materials relating directly or indirectly to the development, construction, operation or management of the Project, (B) providing for payments to be made to Debtor by any person or entity in connection with the Project (including, without limitation, all warranties, guaranties and indemnities now or hereafter made by any person or entity relating to the Project), (C) with any governmental authority relating to the development of the Project or off-site improvements related thereto, or (D) granting or creating any easements or licenses benefiting the Project (collectively, the "Agreements");

                     (e) All fixtures in all their forms, wherever located;

                     (f) All Documents of Title, Chattel Paper, Instruments, balances in any bank deposits of Debtor (in case of tenant security deposits, subject to the rights of tenants), and securities held in brokerage accounts of Debtor; and

                     (g) All Proceeds of any and all of the foregoing.

                  3. Representations and Warranties. Debtor represents and warrants as follows:

                     (a) Status. Debtor is a limited liability company duly organized, validly existing and subsisting under the laws of the State of Delaware. Debtor has all necessary power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. Debtor has qualified to do business in each State or jurisdiction where its business or operations so require.

                     (b) Authority to Execute Agreement, Binding Agreement. Debtor has the power to execute, deliver and perform its obligations under this Agreement and each Loan Document to which it is, or is to be, a party (including, without limitation, the right and power to give Lender a security interest in the Collateral) and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each Loan Document to which it is, or is to be, a party. This Agreement has been duly executed by Debtor. This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors.

                     (c) Debtor's Title. Except for the security interests granted hereunder or otherwise to Lender and except as may be otherwise specifically permitted under any other Loan Document, Debtor is, as to all Collateral presently owned, and shall be as to all Collateral hereafter acquired, the owner of said Collateral free from any lien, security interest, or other encumbrance. No Uniform Commercial Code financing statements naming Debtor as debtor are on file in any jurisdictions except those filed in favor of Lender as secured party pursuant to this Agreement. Debtor has not executed any prior assignment of any of its rights under any of the Collateral or granted any other security interest therein except in favor of Lender.

                     (d) Taxes and Assessments. All assessments and taxes due and payable by, or imposed, levied or assessed against, Debtor or any of its property, real or personal, tangible or intangible have been paid prior to becoming delinquent, subject to applicable extensions.

                     (e) Location of Collateral. The Collateral is located at the locations specified on Schedule A hereto. Debtor has a valid fee simple estate in the real property where such Collateral is located, and except for the Mortgage and other liens granted to Lender there exists no mortgages or other liens on any such real property except as permitted under the Loan Agreement.

                     (f) Location of Debtor. The location of the primary office of Debtor and the location of the office where Debtor keeps its books and records concerning the Accounts is specified on Schedule B attached hereto. If Debtor has a place or places of business in only one county in the State of Delaware or, if it otherwise resides in Delaware, then the county of such business or residence is set forth on Schedule B attached hereto. Also listed on Schedule B is each other location where Debtor maintains a place of business or resides.

                     (g) Instruments. All Instruments representing any Collateral, together with all necessary endorsements, have been delivered to Lender.

                     (h) Names Used by Debtor. (i) Debtor has no trade names,
(ii) Debtor has not used any name other than that stated in the preamble and
(iii) no entity has merged into Debtor or been acquired by Debtor.

                     (i) Perfected Security Interest. This Agreement creates a valid security interest in the Collateral securing payment of the Obligations, subject only to prior security interests granted in favor of Lender and to the possible limits on the assignability of Permits referred to in Section 2(d). Upon filing of the Uniform Commercial Code financing statements in the offices set forth on Schedule C hereto, all security interests which may be perfected by filing shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the preceding sentence and the delivery of the Instruments referred to in paragraph (g) above, no action is necessary to create, perfect or protect such security interest. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to of filing with any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the security interest in the Collateral or (iii) the enforcement of Lender's rights hereunder.

                     (j) Absence of Conflicts with Other Agreements. Neither the pledge of the Collateral hereunder nor any of the provisions hereof (including, without limitation, the remedies provided hereunder) violates any of the provisions of any organizational documents or partnership agreements of Debtor, or any other agreement to which Debtor is a party or, to the best of Borrower's knowledge after diligent inquiry, any part of the Project is subject, or any judgment, decree, order or award of any court, Governmental Authority or arbitrator or any applicable law, rule or regulation applicable to the same.

                  4. Covenants. Debtor covenants that:

                     (a) Filing of Financing Statements and Preservation of Interests. Immediately upon execution hereof, Debtor hereby authorizes Lender to cause to be duly filed in each office set forth on Schedule C hereto Uniform Commercial Code financing statements, in form and substance satisfactory to Lender. Without limiting the obligation of Debtor set forth in the preceding sentence, Debtor hereby authorizes Lender, and appoints Lender as its attorney-in-fact, to file in such office or offices as Lender deems necessary or desirable such financing and continuation statements and amendments and supplements thereto, and such other documents as Lender may require to perfect, preserve and protect the security interests granted herein. At any time and from time to time that any Collateral consists of Instruments or other items that require possession by the secured party to perfect the security interest created hereby, Debtor shall deliver such Collateral to Lender. Debtor shall cause all Chattel Paper constituting Collateral to be delivered to Lender, or, if such delivery is not possible, then to cause such Chattel Paper to contain a legend noting that it is subject to the security interest created by this Agreement.

                     (b) Notice of Changes in Representations. Debtor shall notify Lender in advance of any event or condition which could cause any representation set forth in Section 3 above to fail to be true, correct and complete in any material adverse respect.

                     (c) Use and Condition of Equipment. Each item of Equipment will be maintained in good operating condition, ordinary wear and tear and damage by insured casualty excepted, and Debtor will provide all maintenance service and repairs necessary for such purpose. Lender may examine and inspect the Collateral at any reasonable time or times wherever located, subject to rights of Tenants, under leases permitted under the Loan Agreement.

                     (d) Insurance. Debtor shall maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof consistent with the requirements of the Mortgage. Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to Lender that (i) Lender will be named as lender loss payee under each such insurance policy; (ii) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify Lender and such cancellation or change shall not be effective as to Lender for at least thirty
(30) days after receipt by Lender of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (iii) Lender will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. Loss payments in each instance will be paid to Lender and made available to Debtor to the extent provided in the Mortgage, and if any such payments are paid to Debtor rather than to Lender, such payments shall be held in trust for and immediately paid over to Lender unless otherwise provided in the Mortgage or otherwise directed in writing by Lender. Copies of such policies or the related certificates, in each case, naming Lender as lender loss payee shall be delivered to Lender annually at the time of the delivery of the financial statements referred to in the Loan Agreement and at the time any new policy of insurance is issued. Borrower shall also comply with all requirements regarding insurance set forth in the Loan Agreement and the Mortgage and, in the event of any conflict between the insurance provisions in this Agreement and such provisions in the Loan Agreement and the Mortgage, such provisions in the Loan Agreement and Mortgage shall govern.

                     (e) Transfer of Collateral. Other than the disposition of items of Collateral in the ordinary course of Debtor's business as presently conducted or as otherwise permitted under the terms of the Loan Agreement, Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any Collateral without the prior written consent of Lender. For purposes of this provision, "dispose of Collateral" shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral.

                     (f) Taxes and Assessments. Debtor shall, subject to any contest rights specifically set forth in any other Loan Document, promptly pay when due and payable prior to delinquency, subject to applicable extensions all taxes and assessments imposed upon the Collateral or operations or business of Debtor.

                     (g) Inventory. Debtor shall not return any Inventory to the supplier thereof, except for damaged or unsalable Inventory or otherwise in the ordinary course of Debtor's business. Without limiting the generality of the foregoing, in the event Debtor becomes a "debtor in possession" as defined in 11 U.S.C. ss.1101 (or any successor thereto), Debtor agrees not to move pursuant to 11 U.S.C. ss.546 (or any successor thereto) for permission to return goods to any creditor which shipped such goods to Debtor without Lender's written consent and Debtor hereby waives any rights to return such Inventory arising under
Section 546(h) of the Bankruptcy Code, 11 U.S.C. ss.546(h), or any successor section thereto.

                     (h) Defense of Lender's Rights. Debtor warrants and will defend Lender's right, title and security interest in and to the Collateral against the claims of any Persons.

                     (i) Permits and Agreements: Collateral. Debtor hereby covenants that Debtor will not, without the prior written consent of Lender: (A) cancel or terminate any of the Permits or Agreements or accept a surrender thereof, (B) materially modify, amend or otherwise change any of the Permits or Agreements, either orally or in writing, (C) except as may be specifically permitted by the other Loan Documents, assign, pledge or hypothecate any portion of the Collateral, grant a security interest therein, or otherwise sell, convey or transfer any portion thereof to any person or entity other than Lender; or
(D) enter into any material agreement after the date hereof which could be binding upon Lender if it assumed control of the Project pursuant to the enforcement of remedies following an Event of Default unless terminable by Lender without penalty and on not more than thirty (30) days notice. Debtor will provide Lender with copies of all Permits and Agreements within ten (10) days of their execution or receipt, as applicable, by Debtor. Debtor agrees that it will perform all of its obligations under the Collateral, enforce (short of termination) the performance by any other parties thereto of all of their respective obligations thereunder and appear in and defend any action or proceeding arising out of or in connection with any of the Collateral. Debtor further agrees to send to Lender duplicate copies of all notices of default or termination sent or received by Debtor under or with respect to any of the Collateral.

                     (j) Other Assurances. Debtor agrees that from time to time, at the expense of Debtor, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

                  5. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default, Lender may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, (a) at the request of Lender, Debtor shall, at its cost and expense, assemble the Collateral as directed by Lender; (b) Lender shall have the right to notify any account debtors and any obligors under instruments to make payments directly to Lender; (c) Lender may, without notice except as provided below, sell the Collateral at public or private sale, on such terms as Lender, in its sole discretion, deems to be commercially reasonable. Debtor agrees that fifteen (15) days' notice of any such sale shall constitute sufficient notice. Lender may purchase collateral at any such sale. Debtor shall be liable to Lender for any deficiency amount.

                  6. Obligations Absolute.

                     (a) CHANGE OF CIRCUMSTANCE. THE RIGHTS OF LENDER HEREUNDER AND THE OBLIGATIONS OF DEBTOR HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT DEBTOR OR ANY OTHER PERSON MAY HAVE AGAINST EACH OTHER AND SHALL REMAIN IN FULL FORCE AND EFFECT WITHOUT REGARD TO AND, EXCEPT BY FULL AND INDEFEASIBLE PAYMENT OF THE LOAN (INCLUDING, WITHOUT LIMITATION, ALL PRINCIPAL, INTEREST, FEES AND REASONABLE COLLECTION COSTS), SHALL NOT BE RELEASED, DISCHARGED OR IN ANY WAY AFFECTED BY ANY CIRCUMSTANCE OR CONDITION (WHETHER OR NOT DEBTOR SHALL HAVE ANY NOTICE OR KNOWLEDGE THEREOF) INCLUDING, WITHOUT LIMITATION, (I) ANY AMENDMENT OR MODIFICATION OF OR SUPPLEMENT TO THE LOAN AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT (INCLUDING, WITHOUT LIMITATION, INCREASING THE AMOUNT OR EXTENDING THE MATURITY OF THE OBLIGATIONS); (II) ANY WAIVER, CONSENT, EXTENSION, INDULGENCE OR OTHER ACTION OR INACTION UNDER OR IN RESPECT OF ANY SUCH AGREEMENTS OR INSTRUMENTS, OR ANY EXERCISE OR NONEXERCISE OF ANY RIGHT, REMEDY, POWER OR PRIVILEGE UNDER OR IN RESPECT OF ANY SUCH AGREEMENTS OR INSTRUMENTS, OR ANY EXERCISE OR NONEXERCISE OF ANY RIGHT, REMEDY, POWER OR PRIVILEGE UNDER OR IN RESPECT OF ANY SUCH AGREEMENTS OR INSTRUMENTS, (III) ANY INVALIDITY OR UNENFORCEABILITY, IN WHOLE OR IN PART, OF ANY TERM HEREOF OR OF THE LOAN AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT; (IV) ANY FAILURE ON THE PART OF DEBTOR OR ANY OTHER PERSON FOR ANY REASON TO PERFORM OR COMPLY WITH ANY TERM OF THE LOAN AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT; (V) ANY FURNISHING OR ACCEPTANCE OF ANY ADDITIONAL SECURITY OR GUARANTY; (VI) ANY RELEASE OF THE DEBTOR OR ANY OTHER PERSON OR ANY RELEASE OF ANY OR ALL SECURITY OR ANY OR ALL GUARANTEES FOR THE OBLIGATIONS, WHETHER ANY SUCH RELEASE IS GRANTED IN CONNECTION WITH A BANKRUPTCY OR OTHERWISE; (VII) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, READJUSTMENT, COMPOSITION, LIQUIDATION

OR SIMILAR PROCEEDING WITH RESPECT TO DEBTOR OR ANY OTHER PERSON OR THEIR RESPECTIVE PROPERTIES OR CREDITORS; (VIII) THE APPLICATION OF PAYMENTS RECEIVED BY LENDER FROM ANY SOURCE WHICH WERE LAWFULLY USED FOR SOME OTHER PURPOSE BUT WHICH LAWFULLY COULD HAVE BEEN APPLIED TO THE PAYMENT, IN FULL OR IN PART, OF THE OBLIGATIONS; OR (IX) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AT ANY TIME THAT THE LOAN AGREEMENT IS AMENDED TO INCREASE THE AMOUNT OF THE OBLIGATIONS THEREUNDER, THE AMOUNT OF THE OBLIGATIONS SECURED HEREBY SHALL BE ACCORDINGLY INCREASED.

                     (b) No Duty To Marshal Assets. Lender shall not have any obligation to marshal any assets in favor of Debtor or any other Person or against or in payment of any or all of the Obligations.

                     (c) Waivers. Debtor hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, Debtor waives any right of redemption or equity of redemption in the Collateral. Debtor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and Debtor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to Lender, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                     (d) Debtor further waives, to the fullest extent permitted by law, any right it may have under the constitution of the Commonwealth of Pennsylvania (or under the constitution of any other state in which any of the Collateral may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby, the Loan Agreement or any other Loan Document) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to Lender, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.

                     (e) DEBTOR'S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER DEBTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

                  7. Non-Waiver and Non-Exclusive Remedies.

                     (a) Non-Exclusive Remedies. Any Event of Default under this Agreement beyond any applicable cure periods shall constitute an Event of Default under each of the Loan Documents, and, in any such event, Lender shall be entitled to exercise all or any of its rights and remedies under the Loan Agreement, Note, Mortgage or this Agreement, or as may otherwise be available to Lender at law or in equity, in such order as Lender may elect; no remedy or right herein conferred upon, or reserved to Lender is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative and shall be in addition to every other remedy or right given hereunder or under any other contract or under law.

                     (b) Delay and Non-Waiver. No delay or omission by Lender to exercise any remedy or right hereunder shall impair any such remedy or right or shall be construed to be a waiver of any Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

                  8. Standard of Care.

                     (a) In General. No act or omission of Lender (or any agent or employee of Lender) shall give rise to any defense, counterclaim or offset in favor of Debtor or any claim or action against Lender (or any agent or employee of Lender), in the absence of gross negligence or willful misconduct of Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords to its own property, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of it gross negligence or willful misconduct. However, Lender may, at its sole option, and without releasing Debtor from any obligation hereunder or under the Collateral, discharge any obligation which Debtor fails to discharge, including, without limitation, defending any legal action, and Debtor agrees to pay upon demand all sums expended by Lender in connection therewith, including counsel fees and court costs, together with interest thereon at the Default Rate, and the same shall be added to the indebtedness evidenced by the Note and secured by the Mortgage and this Agreement. Neither the acceptance of this Agreement nor the collection of any sums due or becoming due under the Collateral assigned hereby shall constitute a waiver of any rights of Lender under the Loan Documents or any other collateral now or hereafter mortgaged, pledged or assigned as collateral for the Note and the performance of Debtor's obligations thereunder and under the remainder of the Loan Documents. Debtor agrees that the procedures required by Lender hereunder are for the benefit of Lender, its successors and assigns, only and not for the benefit of Debtor, or any other party.

                     (b) Reliance on Advice of Counsel. In taking any action under this Agreement, Lender shall be entitled to rely upon the advice of counsel of Lender's choice and shall be fully protected in acting on such advice whether or not the advice rendered is ultimately determined to have been accurate.

                     9. Specific Performance. Debtor hereby authorizes Lender to demand specific performance of this Agreement at any time when Debtor shall have failed to comply with any provision hereof, and Debtor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.

                     10. Relationship with Loan Agreement. If any of the terms hereof are inconsistent with those of the Loan Agreement, those of the Loan Agreement shall control.

                     11. Jurisdiction; Waiver of Jury Trial.

                         (a) Jurisdiction. For the purpose of any action that
may be brought in connection with this Agreement, Debtor hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such Commonwealth Debtor waives the right to contest the jurisdiction and venue of the courts located in the Commonwealth of Pennsylvania on the ground of inconvenience or otherwise.

                         (b) WAIVER OF JURY TRIAL. NEITHER LENDER NOR DEBTOR NOR
ANY OTHER PERSON LIABLE FOR THE INDEBTEDNESS TO LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF ANY SUCH PERSON SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE NOTE, ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS, OR ANY OF THEM. NO SUCH PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ONE IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES HERETO AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  12. Miscellaneous.

                     (a) Assignment. Lender may assign or transfer all or any portion of its interests in this Agreement and any or all rights or obligations hereunder without the consent of Debtor and without prior notice. Debtor shall not assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of Lender.

                     (b) Benefit. The rights and privileges of Lender under this Agreement shall inure to the benefit of its successors, assigns and participants. All promises, covenants and agreements of Debtor contained in this Agreement shall be binding upon any successors and assigns of Debtor.

                     (c) Notices. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Loan Agreement.

                     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                     (e) Severability. If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any of the other terms hereof, but this Agreement shall be construed as if such invalid or unenforceable term had never been contained herein. Any such invalidity or unenforceability in a particular jurisdiction shall not be deemed to render a provision invalid or unenforceable in any other jurisdiction.

                     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument.

                     (g) Costs and Expenses. Whether or not the transactions contemplated by this Agreement are fully consummated, Debtor shall promptly pay (or reimburse, as Lender may elect) all reasonable out-of-pocket and all extraordinary costs and expenses which Lender has incurred or may incur in connection with the negotiation, preparation, administration and enforcement of this Agreement and all amendments, waivers, modifications and supplements hereto, the perfection and protection of the Collateral, and the collection of all amounts due hereunder.

                     (h) Indemnification. Debtor shall indemnify, reimburse and hold harmless all Indemnitees from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitees in any way related to or arising from or alleged to arise from this Agreement or the use or possession of the Collateral or any part thereof unless resulting from the gross negligence or willful misconduct of any of the Indemnitees. The obligations under this section shall survive termination of this Agreement.

                     (i) Notice to Other Parties. Debtor hereby authorizes Lender to give written notice of this Agreement at any time after and during the occurrence of any Event of Default, beyond any applicable cure periods, to any other party to any of the Collateral, and all such other parties are authorized and directed to, as applicable, perform services and/or pay any sums due under such Collateral directly to Lender upon receipt from Lender of a statement that an Event of Default hereunder or under the Loan Agreement, Note or Mortgage has occurred, accompanied by a demand for such performance and/or payment, without any further proof of Debtor's default. Debtor agrees that any party making such payments to Lender in reliance on such notice and demand from Lender shall be fully protected, and Debtor will make no claim on such party to the extent of such payments.

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                                      -14-

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the name and on behalf of the parties hereto as of the date first above written.

                                     DEBTOR:
                                     ------

                                     NEWPORT PLAZA ASSOCIATES, L.P., a Delaware limited partnership, d/b/a Newport Plaza Shopping Center, by its sole general partner, as follows:

                                              CIF-Newport Plaza Associates, LLC,
                                              a Delaware limited liability
                                              company, by its sole member, as
                                              follows:

                                                    Cedar Income Fund
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, by its sole
                                                    general partner, as follows:

                                                      Cedar Income Fund, Ltd., a
                                                      Maryland corporation

Attest:_________________________                      By:_______________________
       Stuart H. Widowski                                Brenda J. Walker
       Secretary                                         Vice President

                                     LENDER:
                                     -------
                                     CITIZENS BANK OF PENNSYLVANIA

                                     By:________________________________________
                                        Robert L. Schopf
                                        Vice President

                                   Schedule A

                             Location of Collateral

                           Newport Plaza
                           U.S. Route 322 and Route 34
                           Howe Township, Perry County, Pennsylvania

                                   Schedule B
                                   ----------

                               Location of Debtor
                               ------------------

                      Newport Plaza Associates, L.P. d/b/a
                      Newport Plaza Shopping Center
                      c/o Cedar Bay Realty Advisors, Inc.
                      44 South Bayles Avenue, Suite 304
                      Port Washington, New York  11050

                                   Schedule C
                                   ----------

                 Locations of Financing Statement Filing Offices
                 -----------------------------------------------

            1. Pennsylvania Department of State's Office

            2. Perry County Recorders Office

            3. Delaware Secretary of State's Office